UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2004

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HEALTH SCIENCES GROUP, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Colorado	333-51628	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, CA 90045

(Address of principal executive offices)  (Zip Code)

(310) 242-6700
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 24, 2004, Health Sciences Group, Inc., a Colorado corporation (the "Registrant"), signed an Agreement of Purchase and Sale of Assets (the “Definitive Agreement”) to acquire the assets and operations of Swiss Research, Inc. (“SRI”).

Pursuant to the Definitive Agreement, consideration to the seller for acquisition consists of (i) a cash payment of $300,000, subject to the Registrant successfully completing a financing of one million dollars or more within four months of the date of the Definitive Agreement and (ii) an unvested warrant to purchase up to 450,000 shares of the Registrant’s common stock, subject to a performance-based vesting schedule over a period of three years.  The warrant shall vest and become exercisable upon the achievement of certain financial milestones tied to the Registrant’s consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) as follows: 150,000 shares of common stock shall vest and become exercisable at $1.00 per share in 2005; 150,000 shares of common stock shall vest and become exercisable at $2.00 per share in 2006; and 150,000 shares of common stock shall vest and become exercisable at $3.00 per share in 2007.

The Definitive Agreement was negotiated at arm's length between the Registrant and selling shareholder.  At the time the Definitive Agreement was signed, neither the Registrant nor any director or officer of the Registrant was affiliated with or had a material relationship with SRI.

Based in Los Angeles, California, Swiss Research, Inc. markets and sells wellness products addressing a broad range of categories including weight management, arthritis support and cholesterol reduction through national retail distribution channels.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibits.

10.1   Agreement of Purchase and Sale of Assets, Health Sciences Group, Inc. and Swiss Research, Inc. dated December 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH SCIENCES GROUP, INC.

Dated:  January 5, 2005

By:  /s/ Fred E. Tannous

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Fred E. Tannous

Chief Executive Officer,

Principal Financial Officer,

and Director

Dated:  January 5, 2005

By:  /s/ Bill Glaser

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Bill Glaser

President, Secretary,

and Director

Dated:  January 5, 2005

By:  /s/ Duke Best

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Duke Best

Controller

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